EXHIBIT 1-A

FORM OF

A WARRANT

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., NY TIME, ON THE EXPIRATION DATE

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

FOR VALUE RECEIVED, MEDISTEM, INC., a Nevada corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:00 p.m., NY time, on the Expiration Date (as hereinafter defined), to _____________________ (the “Holder”), under the terms as hereinafter set forth, ___________________ fully paid and non-assessable shares of the Company’s Common Stock, par value $0.0001 per share (the “Warrant Stock”), at a purchase price of $_____ per share (the “Warrant Price”), pursuant to this warrant (the “Warrant”). The number of shares of Warrant Stock to be so issued and the Warrant Price are not subject to adjustment in any event as hereinafter set forth. The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1.	Exercise of Warrant.

a.          The Holder may exercise this Warrant beginning 12 months after its issuance, i.e. as of __________, 2011, for a period of five years, i.e. until __________, 2016 (the “Expiration Date”), according to its terms. Exercise of the Warrant shall be by surrendering said Warrant to the Company at the address set forth in Section 10, together with the form of exercise attached hereto duly executed by the Holder, accompanied by cash, certified check or bank draft in payment of the Warrant Price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in such form of exercise, or as otherwise provided in this Warrant.

Exhibit 1-A – page 1

b.          This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer, President or any Vice President of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

c.          No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

d.          In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. Upon exercise of the rights represented by this Warrant, the Holder shall for all purposes be deemed to have become the holder of record of the shares of Warrant Stock issued upon such exercise immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. Except as provided in Section 4 hereof, the Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any issuance and delivery of shares of Warrant Stock to any Person other than the Holder or with respect to any income tax due by the Holder with respect to any shares of Warrant Stock. “Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

2.	Disposition of Warrant Stock and Warrant.

a.          The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

Exhibit 1-A – page 2

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock, except pursuant to an effective registration statement under the Act, unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion of counsel for the Company, which the Company shall obtain at its own expense, to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

b.          If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear a legend reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the

Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3.          Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the Warrant Price therefor, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.	Exchange, Transfer or Assignment of Warrant.

a.          This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an appropriate instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

Exhibit 1-A – page 3

b.          Notwithstanding anything to the contrary contained herein, at such time as this Warrant shall be registered by the Company under the Act, Holder shall deliver this Warrant to the Company in exchange for a warrant certificate representing the registered warrant, which shall entitle Holder to purchase the same number of shares of Warrant Stock and at the same Warrant Price as exists at the time of the surrender.

5.	Notice to Holders.

a. Notice of Record Date. In case:

(i)          the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)          of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another Person, or any conveyance of all or substantially all of the assets of the Company to another Person; or

(iii)          of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to the date of such action, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

Exhibit 1-A – page 4

6.          No Rights as Stockholder. A Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

7.          Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, if and to the extent that the number of shares of Common Stock issuable upon the exercise of this Warrant on such exercise date, together with the number of shares of Common Stock beneficially owned by the Holder and its affiliates otherwise than on account of ownership of this Warrant on such exercise date, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% (the “Held Maximum”) of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The Company shall waive the restriction described in this Section 8 with respect to any Holder to the extent requested by such Holder, if and only if the Company receives sixty-one (61) days prior written notice from such Holder requesting such waiver; provided, however, that the Held Maximum shall in no event be increased to more than 9.99%.

8.          Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (which may include a bond) and, in the case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

9.          Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, postage prepaid, or nationally recognized overnight delivery service, to the Company at its principal executive offices: 9255 Towne Centre Drive, Suite 450, San Diego, CA, 92122, Attention: Chief Executive Officer, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

10.          Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Exhibit 1-A – page 5

11.          Jurisdiction and Venue. The Company and the Holder, by its acceptance hereof, hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be adjudicated before a court located in New York City, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York City with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

[Signature Page Follows]

Exhibit 1-A – page 6

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this 11th day of March, 2011.

MEDISTEM, INC.

By:
Name:
Title:

Exhibit 1-A – page 7

FORM OF EXERCISE

(to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock, par value $0.0001 per share (“Common Stock”), of MediStem, Inc. pursuant to the provisions of the within Warrant for a Warrant Price of $_____ per share and herewith makes payment of the Warrant Price in full of $__________.

Dated:____________________ , 20__ .	Signature:
Name:

Address: